CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION COPY
Dated December 2, 2013
Total Energies Nouvelles Activités USA and Amyris, Inc. and Stichting Total Amyris BioSolutions (as Escrow Agent)
ESCROW AGREEMENT relating to shares in Total Amyris BioSolutions B.V.

Linklaters LLP World Trade Centre Amsterdam Zuidplein 180 1077 XV Amsterdam
Telefoon (+31) 20 799 6200
Telefax (+31) 20 799 6300

Ref BJK/PS/L-201990

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Table of Contents
Contents    Page
1    Definitions and interpretation    5
2    Appointment of Escrow Agent    7
3    Nature of Agreement    7
4    The Escrow Shares    7
5    Dividends and other distributions    8
6    The exercise of voting rights and other rights attributable to the Escrow Shares    9
7    Release of the Escrow Shares    10
8    Shift of entitlement related rights attributable to Escrow Shares    13
9    Rights and duties of the Escrow Agent    13
10    Power of attorney    14
11    Resignation and substitution of the Escrow Agent    14
12    Costs of transfer    14
13    Duration and Termination    15
14    Representations and warranties    15
15    The Notary    15
16    General provisions    15
Signature Page    21
Annex 1 - Deed of Pledge    21
Annex 2 - Deed of Transfer and Pledge    23
Annex 3 – Notice of Election    24
Annex 4 – Notice of Payment of Preferred Shares Option Price    25
Annex 5 – Rescission Notice    27
Annex 6 – Notice of Completion of Foreclosure Sale    28

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Annex 7 – Notice of Right of First Offer    31
Annex 8 – Power of Attorney JVCO    33
Annex 9 – Format Deed of Transfer    34
Annex 10 –SHA    35
Annex 11 – JVCO Articles of Association    36
Annex 12 – Escrow Agent Articles of Association    37
Annex 13 – Format power of attorney Escrow Agent to Amyris for exercising Voting Rights    38
Annex 14 – Notarial Deeds of Conditional Transfer    39
Annex 15 – Signatures specimen    40

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This escrow agreement (this “Agreement”) is made December 2, 2013 by and among:

(1)	Total Energies Nouvelles Activités USA, a company incorporated under the laws of
France (société par actions simplifiée), having its official seat (siège social) at 24 Cours
Michelet, 92800 Puteaux, France, registered with the French Commercial Register (Registre du Commerce et des Sociétés, Greffe du Tribunal de Commerce de Nanterre) under number 505 028 118 (“TENA USA”);

(2)	Amyris, Inc., a corporation incorporated under the laws of Delaware, United States of
America, having its registered office is at 5885 Hollis Street, Suite 100, Emeryville, CA
94608, United States of America, registered with the Secretary of State of Delaware, United
States of America, under number 4768633 (“Amyris”); and

(3)	Stichting Total Amyris BioSolutions, a foundation incorporated under the laws of the Netherlands (stichting), having its official seat (statutaire zetel) in Amsterdam, the
Netherlands, and its office at Claude Debussylaan 24, 1082 MD Amsterdam, the
Netherlands, registered with the Dutch Trade Register of the Chambers of Commerce under number 59329483 (the “Escrow Agent”),

(TENA USA, Amyris and the Escrow Agent jointly the “Parties” and each a “Party”).

Whereas:

(A)
TENA USA and Amyris are the sole shareholders of Total Amyris BioSolutions B.V., a private company with limited liability incorporated under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid), having its official seat (statutaire zetel) in Amsterdam, the Netherlands, and its office at Claude Debussylaan 24, 1082 MD Amsterdam, the Netherlands, registered with the Dutch Trade Register of the Chambers of Commerce under number 59337494 (“JVCO”).

(B)	On the Closing Date (as defined hereinafter), TENA USA and Amyris entered into a Shareholders’ Agreement (the “SHA”) in respect of JVCO.

(C)	The JVCO Articles of Association (as defined hereinafter) have been established pursuant to JVCO’s deed of incorporation executed on the Closing Date.

(D)	The Escrow Agent Articles of Association (as defined hereinafter) have been established pursuant to the Escrow Agent’s deed of incorporation executed on November 28, 2013.

(E)
On the Closing Date, Amyris granted a security interest in favor of TENA USA in all of its rights, title and interest in and to the Escrow Shares (as defined hereinafter), dividend rights, reversionary rights and other rights attached to the Escrow Shares, all as set forth in and by way of a pledge agreement executed as a notarial deed of pledge (the “Deed of Pledge”) by and between Amyris and TENA USA, and in the presence of and acknowledged by JVCO. A copy of the Deed of Pledge is attached hereto as Annex 1.

(F)
TENA USA, Amyris and the Escrow Agent desire for the Escrow Shares to be legally transferred to the Escrow Agent and held in administration by the Escrow Agent in accordance with the terms and conditions set out in this Agreement.

(G)
The Parties desire to establish the terms and conditions pursuant to which the Escrow Shares will be administered by the Escrow Agent, including their respective rights and obligations in relation to the Escrow Shares, all as set forth in this Agreement.

IT IS AGREED AS FOLLOWS:

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1	Definitions and interpretation

1.1	Definitions
In this Agreement unless the context otherwise requires:
“Business Day” means any day other than (i) Saturday or Sunday, (ii) any day that is a legal holiday pursuant to the laws of the Netherlands, or (iii) any day that is a day on which banking institutions located in Amsterdam, the Netherlands, are authorized or required by law or governmental action to close.
“Class A Note” means the “Class A Secured Promissory Note”, dated as of the Closing Date, made by Amyris in favor of TENA USA in the original principal amount of fifty thousand euro (EUR 50,000).
“Class A Common Share” means the class A share issued by JVCO to Amyris numbered A1.
“Class B Common Share” means the class B share issued by JVCO to TENA USA numbered B1.
“Closing Date” means December 2, 2013, the date that the SHA was fully executed and delivered by Amyris and TENA USA, and JVCO has been duly incorporated.
“Deed of Pledge” has the meaning as set out in Recital (E) above.
“Deed of Transfer and Pledge” has the meaning set out in Section 4.1.
“Escrow Agent Articles of Association” means the articles of association of the Escrow Agent, as amended from time to time.
“Escrow Shares” means the Class A Common Share and the Preferred Shares.
“JVCO” has the meaning as set out in Recital (A) above.
“JVCO Articles of Association” means the articles of association of JVCO, as amended from time to time.
“Notarial Deeds of Conditional Transfer” has the meaning set out in Section 7.6.
“Notary” means the civil law notary (notaris) [*] of Linklaters LLP, Amsterdam office, his deputy (waarnemer) or successor (opvolger) or such other Dutch civil law notary (notaris) as indicated by TENA USA.
“Notes” means those certain 1.5% “Senior Unsecured Convertible Notes” issued by Amyris to TENA USA pursuant to the Securities Purchase Agreement between July 30, 2012 and January 31, 2015, with an aggregate principal amount of up to US$105,000,000.
“Notice” means any of the notices the substantial form of which has been attached hereto as Annex.
“Notice of Completion of Foreclosure Sale” means the Notice of Completion of Foreclosure Sale duly executed by TENA USA substantially in the form attached hereto as Annex 6 (Notice of Completion of Foreclosure Sale).
“Notice of Election” means the Notice of Election as defined in the JVCO Articles of Association, duly executed by TENA USA substantially in the form attached hereto as Annex 3 (Notice of Election).

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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“Notice of Payment of Preferred Shares Option Price” means the Notice of Payment of Preferred Shares Option Price, duly executed by TENA USA substantially in the form attached hereto as Annex 4 (Notice of Payment of Preferred Shares Option Price).
“Notice of Purchase” means any of the Notice of Payment of Preferred Shares Option Price, Notice of Completion of Foreclosure Sale, or Notice of Right of First Offer.
“Notice of Right of First Offer” means the Notice of Right of First Offer duly executed by TENA USA substantially in the form attached hereto as Annex 7 (Notice of Right of First Offer).
“Preferred Shares” means the non-voting preferred shares issued by JVCO to Amyris numbered P1 and P2.
“Preferred Shares Option Price” means the purchase price for the Preferred Shares as established in accordance with the JVCO Articles of Association.
“Rescission Notice” means the Rescission Notice as defined in the JVCO Articles of Association, duly executed by TENA USA substantially in the form attached hereto as Annex 5 (Rescission Notice).
“Securities Purchase Agreement” means the “Securities Purchase Agreement” dated as of July 30, 2012 and amended as of March 24, 2013, by and between Amyris and TENA USA.
“SHA” has the meaning as set out in Recital (B) above.
“Voting Rights” has the meaning as set out in Section 6.1.
“Wholly Owned TENA Affiliate” means a person of which 100% of the equity interests (other than any directors’ qualifying shares) of such person are directly or indirectly owned by the ultimate parent company of TENA USA.

1.2	Words

1.2.1	Words denoting the singular number include the plural and vice versa.

1.2.2	Words denoting any gender include all genders and words denoting persons include firms and corporations and vice versa.

1.2.3
The words “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation” and references to “other” and “otherwise” shall not be construed with reference to its preceding words where a wider interpretation is possible.

1.3	References
References to:

1.3.1	a person include any company, partnership or unincorporated association (whether or not having separate legal personality);

1.3.2	a company includes any company, corporation or any body corporate, wherever incorporated; and

1.3.3	the “Netherlands” or “Dutch” refer to the European part of the Netherlands only.

1.4	Legal terms

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Where in this Agreement a Dutch legal term is given in parenthesis after an English term and there is any inconsistency between the Dutch and the English term, the meaning of the Dutch legal term shall prevail.

1.5	Recitals, Sections etc.
References to this Agreement include its Annexes and references to Recitals, Sections, sub-Sections and Annexes are to Recitals, Sections and sub-Sections of, and Annexes to, this Agreement, unless explicitly provided otherwise in this Agreement.

1.6	Headings
Headings are for ease of reference only and shall be ignored in construing this Agreement.

2	Appointment of Escrow Agent

2.1	TENA USA and Amyris hereby appoint the Escrow Agent to act as an escrow agent in accordance with the terms and conditions of this Agreement and the Escrow Agent hereby accepts such appointment.

2.2
TENA USA and Amyris hereby acknowledge having received a copy of the Escrow Agent Articles of Association, a true, correct and complete copy of which is attached hereto as Annex 12 (Escrow Agent Articles of Association) and, to the extent required, accept all rights contained therein in their favor and undertake toward each other and the Escrow Agent to respect the terms and conditions of the Escrow Agent Articles of Association.

3	Nature of Agreement
This Agreement constitutes with respect to the Escrow Agent an instruction agreement (overeenkomst van opdracht) as referred to in Section 7:400 of the Dutch Civil Code and the relevant provisions of the Dutch Civil Code shall apply, unless explicitly otherwise provided in this Agreement.

4	The Escrow Shares

4.1
On the Closing Date the Escrow Shares shall be transferred by Amyris to the Escrow Agent by way of administration (ten titel van beheer), the foregoing to be effected by execution of a notarial deed of transfer and pledge (the “Deed of Transfer and Pledge”) substantially in the form as attached hereto as Annex 2 (Deed of Transfer and Pledge) by Amyris, the Escrow Agent and JVCO before the Notary.

4.2
The Escrow Shares shall remain subject to the security interest of TENA USA pursuant to the Deed of Pledge. To the fullest extent possible under applicable law, by executing the Deed of Transfer and Pledge, the Escrow Agent assumes the obligations of Amyris in respect of the Escrow Shares pursuant to the Deed of Pledge, provided, however, that such assumption shall not release Amyris from its obligations under the Deed of Pledge. Notwithstanding the foregoing, Amyris shall retain all of its rights as a party to the SHA, none of which shall be assumed by the Escrow Agent as the legal owner of the Escrow Shares.

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4.3
The Escrow Agent agrees to administer and hold the Escrow Shares (subject to the security interest of TENA USA and with due observance of TENA USA’s purchase right of the Escrow Shares as set forth in the JVCO Articles of Association) in escrow for the benefit, risk and account of Amyris in accordance with the provisions of this Agreement, the JVCO Articles of Association and the SHA; the Escrow Agent hereby acknowledges having received copies of the SHA and the JVCO Articles of Association, true, correct and complete copies of which are attached hereto as Annex 10 (SHA) and Annex 11 (JVCO Articles of Association) and undertakes toward Amyris and TENA USA to respect the terms and conditions of the SHA and the JVCO Articles of Association.

4.4
The Parties shall only hold and release the Escrow Shares in accordance with the provisions of this Agreement, the JVCO Articles of Association and the SHA. In the event of a conflict with respect to how the Escrow Shares are to be held and released by and between or among this Agreement, the JVCO Articles of Association and/or the SHA, this Agreement shall prevail over the JVCO Articles of Association and the SHA and the JVCO Articles of Association shall prevail over the SHA, in each case except as otherwise expressly provided in the Articles of Association or the SHA.

4.5
Other than as explicitly set out in this Agreement, or when ordered by a Dutch court in a judgment in last instance (uitspraak in kracht van gewijsde) or provisionally enforceable (uitvoerbaar bij voorraad), the Escrow Agent shall be prohibited from selling, releasing or otherwise disposing, encumbering or transferring any of the Escrow Shares or the rights attributed thereto, nor shall the Escrow Agent allow the Escrow Shares to be taken, enjoined or reached by any foreign legal or equitable process, in bankruptcy or otherwise, without the prior written consent of both Amyris and TENA USA. In addition, the Escrow Agent recognizes and agrees that the Escrow Agent is the legal owner of the Escrow Shares, and as a consequence thereof, the Escrow Agent shall not recognize demands for turnover or enjoinment by Amyris, Amyris’s creditors, or Amyris’s trustee in bankruptcy, but rather shall carry out its duties hereunder. Notwithstanding the foregoing, Amyris shall retain all of its rights as a party to the SHA in accordance with the terms thereof, none of which shall be assumed by the Escrow Agent as the legal owner of the Escrow Shares.

5	Dividends and other distributions

5.1
Except as provided otherwise in this Agreement, the Escrow Agent shall collect all dividends, distributions of reserves, repayments of capital, liquidation, dissolution or sale proceeds and all other distributions, (re)payments and proceeds under or in connection with the Escrow Shares it holds in administration.

5.2
Provided that the Escrow Agent has not received a Notice of Election, the Escrow Agent shall make the dividends and other distributions and proceeds collected pursuant to Section 5.1 in respect of the Class A Common Share payable to Amyris and provided that the Escrow Agent has not received a Notice of Purchase, the Escrow Agent shall make the dividends and other distributions and proceeds collected pursuant to Section 5.1 in respect of the Preferred Shares payable to Amyris, in each case as soon as possible upon receipt of such dividends and other distributions and proceeds by the Escrow Agent.

5.3	Provided that no Notice of Election has been received by the Escrow Agent, any and all shares, rights and other assets accruing, distributed, issued or offered at any time by way

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of or resulting from redemption, repurchase, dividend, bonus, preference, pre-emption, conversion, capitalization of profits or reserves, substitution, exchange, warrant, claim or option right or otherwise and that are acquired by the Escrow Agent under or in connection with the Class A Common Share (including, for the avoidance of doubt, as a result of the conversion, merger or demerger of the JVCO) shall be acquired by the Escrow Agent for the benefit, risk and account of Amyris in accordance with this Escrow Agreement and provided that no Notice of Purchase has been received by the Escrow Agent, any and all shares, rights and other assets accruing, distributed, issued or offered at any time by way of or resulting from redemption, repurchase, dividend, bonus, preference, pre-emption, conversion, capitalization of profits or reserves, substitution, exchange, warrant, claim or option right or otherwise and that are acquired by the Escrow Agent under or in connection with the Preferred Shares (including, for the avoidance of doubt, as a result of the conversion, merger or demerger of the JVCO), shall be acquired by the Escrow Agent for the benefit, risk and account of Amyris in accordance with this Escrow Agreement.

6	The exercise of voting rights and other rights attributable to the Escrow Shares

6.1
The Escrow Agent, being the legal owner of the Escrow Shares, shall exercise the voting rights, and consensual rights of a shareholder of JVCO attributable to the Escrow Shares and all other rights and powers of a shareholder of JVCO, in each case under the JVCO Articles of Association or pursuant to the laws of the Netherlands (together the “Voting Rights”) in accordance with its objects, without prejudice to the provisions below in this Section 6. Notwithstanding the foregoing, any right of Amyris as a party to the SHA to consent in its capacity as a party to the SHA in accordance with the terms thereof shall be retained by Amyris and shall not belong to the Escrow Agent as the legal owner of the Escrow Shares.

6.2
Provided that no Notice of Election has been received by the Escrow Agent, Amyris shall have the exclusive right to direct the Escrow Agent how the Voting Rights in respect of the Class A Common Share are to be exercised while they are held in escrow, and provided that no Notice of Purchase has been received by the Escrow Agent, Amyris shall have the exclusive right to direct the Escrow Agent how the Voting Rights in respect of the Preferred Shares are to be exercised while they are held in escrow, in each case in accordance with and subject to the terms of the JVCO Articles of Association and the SHA, and in each case Amyris shall do so by directing the Escrow Agent to exercise the Voting Rights in respect of the applicable Escrow Shares, and the Escrow Agent shall strictly and promptly comply with such instructions in all respects.

6.3
If a general meeting of JVCO is convened or if the Escrow Agent is requested or given the opportunity to exercise Voting Rights in relation to the Escrow Shares, the Escrow Agent shall, within three Business Days upon receipt by the Escrow Agent of the announcement of the general meeting, the relevant request or occurrence of the relevant opportunity (as the case may be), give written notice thereof to Amyris, which written notice shall, as applicable and to the extent received by the Escrow Agent, include a copy of the agenda for the general meeting, the request or a description of the matter in respect of Voting Rights may be exercised.

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6.4
Each announcement of a general meeting of JVCO addressed to the Escrow Agent as a shareholder of JVCO, or written notification of JVCO to the Escrow Agent to exercise Voting Rights, shall automatically and without any further action by Amyris be deemed to constitute a written request by Amyris to the Escrow Agent to, and upon each such automatically deemed written request the Escrow Agent shall, grant a written power of attorney to Amyris to exercise the Voting Rights on the Escrow Shares and, if applicable, to attend and address the general meeting of JVCO on behalf of the Escrow Agent substantially in the form as set out in Annex 13 (Format power of attorney of Escrow Agent to Amyris for exercising Voting Rights).

6.5
A power of attorney as meant in Section 6.4 may only be granted for a specific general meeting or share class meeting of JVCO or for a specific request or opportunity to exercise Voting Rights (including through a written consent rather than a meeting) and shall lose its validity at the end of that meeting or after the relevant Voting Rights have been exercised or the opportunity to exercise such Voting Rights has ended.

6.6
Upon the receipt by the Escrow Agent of a Notice of Election, unless otherwise explicitly provided therein by TENA USA, the rights of Amyris pursuant to this Section 6 with respect to the Class A Common Share shall automatically terminate and shall instead be held by TENA USA, and the Escrow Agent shall comply with all instructions provided by TENA USA relating to the exercise of Voting Rights in relation to the Class A Common Share. Upon the receipt by the Escrow Agent of a Notice of Purchase, unless otherwise explicitly provided therein by TENA USA, the rights of Amyris pursuant to this Section 6 with respect to the Preferred Shares shall automatically terminate and shall instead be held by TENA USA, and the Escrow Agent shall comply with all instructions provided by TENA USA relating to the exercise of Voting Rights in relation to the Preferred Shares.

6.7
The Escrow Agent shall not be liable for the voting behavior of Amyris or, following the receipt by the Escrow Agent of a Notice of Election (in the case of the Class A Common Share) or a Notice of Purchase (in the case of the Escrow Shares), TENA USA, or the consequences thereof, nor for the casting of a vote in accordance with a voting instruction that has been issued or the consequences thereof.

7	Release of the Escrow Shares

7.1	Release of the Class A Common Share to TENA USA Upon the Notice of Election
Immediately upon the receipt by the Escrow Agent of the Notice of Election, the Escrow Agent shall transfer all right, title and interest in and to the Class A Common Share to TENA USA. The Escrow Agent acknowledges that the payment of the purchase price for the Class A Common Share shall occur outside of the escrow by TENA USA’s offset against the full amounts owing under the Class A Note, and the Escrow Agent shall assume without inquiry that such offset has occurred upon its receipt of the Notice of Election.

7.2	Release of the Preferred Shares to TENA USA Upon the Notice of Payment of Preferred Shares Option Price
Immediately upon the receipt by the Escrow Agent of the Notice of Payment of Preferred Shares Option Price, the Escrow Agent shall transfer all right, title and interest in and to the Preferred Shares to TENA USA. The Escrow Agent acknowledges that the payment of the

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Preferred Shares Option Price shall occur outside of the escrow by TENA USA’s offset against the full amount of the obligations then outstanding under the Notes, after giving effect to acceleration, and the Escrow Agent shall assume without inquiry that such offset has occurred upon its receipt of the Notice of Payment of Preferred Shares Option Price. Notwithstanding the foregoing, to the extent the Notice of Payment of Preferred Shares Option Price provides that the Preferred Shares Option Price exceeds such obligations outstanding under the Notes, TENA USA shall wire payment of such excess amount as identified in the Notice of Payment of Preferred Shares Option Price to the account specified in Section 16.9 below as a condition to the release of the Preferred Shares to TENA USA, and the Escrow Agent shall then transfer the Preferred Shares to TENA USA, and thereafter, shall release such funds to and for the benefit of Amyris.

7.3	Release of the Preferred Shares to Amyris Upon the Rescission Notice
Immediately upon the receipt by the Escrow Agent of the Rescission Notice, the Escrow Agent shall transfer all right, title and interest in and to the Preferred Shares to Amyris.

7.4	Release of the Escrow Shares Upon the Notice of Completion of Foreclosure Sale
Immediately upon the receipt by the Escrow Agent of the Notice of Completion of Foreclosure Sale, the Escrow Agent shall transfer all right, title and interest in and to the Escrow Shares to the party identified in such notice as the purchaser of the Escrow Shares (which party may be, for the avoidance of doubt, TENA USA). The Escrow Agent acknowledges that the terms and conditions for the foreclosure sale of the Escrow Shares shall be determined by the outcome of the foreclosure sale process, which outcome will be as specified by TENA USA in the Notice of Completion of Foreclosure Sale. The Escrow Agent acknowledges that if TENA USA is the purchaser at the foreclosure it will have paid the Preferred Shares Option Price outside of the escrow by its offset against the full amount of the obligations then outstanding under the Notes, after giving effect to acceleration, and the Escrow Agent shall assume without inquiry that such offset has occurred upon its receipt of the Notice of Completion of Foreclosure Sale. To the extent all right, title and interest in and to the Class A Common Share has not been transferred to TENA USA prior to such foreclosure sale, the Escrow Agent acknowledges and agrees that if TENA USA is the purchaser at the foreclosure sale, it will have paid the purchase price for such share by its offset against the full amount of the obligations then outstanding under the Class A Note, after giving effect to acceleration, and the Escrow Agent shall assume without inquiry that such offset has occurred upon its receipt of the Notice of Completion of Foreclosure Sale. The Escrow Agent shall assume without inquiry that the foreclosure sale process as described in the Notice of Completion of Foreclosure Sale has been duly completed and shall comply with the transfer of the Escrow Shares pursuant to the instructions in the Notice of Completion of Foreclosure Sale. Notwithstanding the foregoing, to the extent the Notice of Completion of Foreclosure Sale provides that TENA USA is the purchaser of the Escrow Shares and further provides that the Preferred Shares Option Price exceeds the full obligations outstanding under the Notes and, if applicable, the Class A Note, TENA USA shall wire payment of such excess amount as identified in the Notice of Completion of Foreclosure Sale to the account specified in Section 16.9 below as a condition to the release of the Preferred Shares to TENA USA, and the Escrow Agent shall then transfer the Preferred Shares to TENA USA, and thereafter, shall release such funds to and for the benefit of Amyris. To the extent the Notice of Completion of Foreclosure Sale provides that the purchaser of the Escrow Shares is anyone other than

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TENA USA and that TENA USA has confirmed that it received full payment from such purchaser on account of its collateral, the Escrow Agent shall transfer the Escrow Shares to that purchaser. To the extent the Notice of Completion of Foreclosure Sale provides that the purchaser of the Escrow Shares is anyone other than TENA USA, and further provides that the purchase price exceeded the full amounts owing under the Notes and the Class A Note, and that TENA USA has confirmed that it received full payment from such purchaser on account of its collateral, the Escrow Agent shall transfer the Escrow Shares to that purchaser after such purchaser has wired the payment of the portion of the purchase price that exceeds the full amounts owing under the Notes and the Class A Note as specified in such notice to the account specified in Section 16.9 below, with the Escrow Agent to then release such funds to and for the benefit of Amyris.

7.5	Release of the Escrow Shares Upon Exercise of the Notice of Right of First Offer
Immediately upon the receipt by the Escrow Agent of the Notice of Right of First Offer, the Escrow Agent shall transfer all right, title and interest in and to the Escrow Shares to the party identified in such notice as the purchaser of the Escrow Shares (which party may be, for the avoidance of doubt, TENA USA). To the extent the Notice of Right of First Offer provides that the purchaser is TENA USA, the Escrow Agent acknowledges that the payment of the purchase price shall occur outside of the escrow by TENA USA’s offset against the full amount of the obligations then outstanding under the Notes and the Class A Note, after giving effect to acceleration, and the Escrow Agent shall assume without inquiry that such offset has occurred upon its receipt of the Notice of Right of First Offer. Notwithstanding the foregoing, to the extent the Notice of Right of First Offer provides that the purchase price exceeds such obligations outstanding under the Notes and the Class A Note, TENA USA shall wire payment of such excess amount as identified in the Notice of Right of First Offer to the account specified in Section 16.9 below as a condition to the release of the Escrow Shares to TENA USA, and the Escrow Agent shall then transfer the Escrow Shares to TENA USA, and thereafter, shall release such funds to and for the benefit of Amyris. If the Notice of Right of First Offer provides that the successful purchaser is anyone other than TENA USA, the Escrow Agent shall transfer the Escrow Shares to that purchaser after such party has wired the payment of the purchase price specified in such notice to the account specified in Section 16.9 below, with the Escrow Agent to then release such funds to and for the benefit of Amyris.

7.6	Conditional transfer Escrow Shares to TENA USA
As soon as possible after the transfer of the Escrow Shares to the Escrow Agent on the Closing Date, TENA USA, the Escrow Agent and JVCO shall execute the notarial deeds of conditional transfer (the “Notarial Deeds of Conditional Transfer”) before the Notary, substantially in the form attached hereto as Annex 14 (Notarial Deeds of Conditional Transfer) to effect the legal transfer of the Class A Common Share to TENA USA subject to the condition precedent (opschortende voorwaarde) of the delivery of the Notice of Election and the legal transfer of the Preferred Shares to TENA USA subject to the condition precedent of the delivery of the Notice of Payment of Preferred Shares Option Price.

7.7	Format deed of transfer Escrow Shares to TENA USA
Any transfer of Escrow Shares by the Escrow Agent to TENA USA pursuant to this Section 7 not already effected by way of the execution of the Notarial Deeds of Conditional Transfer, shall be effected by way of the execution of a notarial deed of transfer between TENA USA and the Escrow Agent (as the case may be, represented by TENA USA on the

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basis of the power of attorney contained in Section 10) and, if requested by TENA USA, JVCO (as the case may be, represented by TENA USA on the basis of the power of attorney attached hereto as Annex 8 (Power of Attorney of JVCO)), substantially in the form attached hereto as Annex 9 (Format Deed of Transfer) before the Notary.

7.8	Release of the Escrow Shares upon joint instruction
The Parties agree that the Escrow Agent shall transfer all right, title and interest in and to all or any portion of the Escrow Shares to any designated person (which may include, for the avoidance of doubt, Amyris or TENA USA) upon TENA USA and Amyris jointly giving written notice thereof to the Escrow Agent, and the Escrow Agent shall comply with any further instruction(s) jointly provided therein.

8	Shift of entitlement related rights attributable to Escrow Shares
Immediately upon the receipt by the Escrow Agent of a Notice of Election (in the case of the Class A Common Share) or a Notice of Purchase (in the case of the Escrow Shares), the Escrow Agent shall cease to hold the applicable Escrow Shares for the benefit, risk and account of Amyris and shall instead hold the applicable Escrow Shares for the benefit, risk and account of TENA USA (or as otherwise explicitly provided by TENA USA in such notice), such that the rights of Amyris in respect of the applicable Escrow Shares pursuant to Sections 5 and 6 shall then terminate, with such rights to instead be held by TENA USA (or as otherwise explicitly provided in such notice). Except as otherwise described in Section 7.7, upon its receipt of the notices described in Section 7, the Escrow Agent shall immediately transfer the Escrow Shares in the form and manner as described in such Section and this Agreement shall terminate in accordance with Section 13 below.

9	Rights and duties of the Escrow Agent

9.1
The Escrow Agent may, without further inquiry, exclusively rely on any instrument or signature that has been signed and presented on behalf of Amyris or TENA USA by any person who is identified as acting on behalf of Amyris or TENA USA in Annex 15 (Signatures specimen), or shall be legally entitled to represent that particular Party in connection with this Agreement as evidenced by a statement of a partner of the law firm(s) referred to with respect to the relevant Party in Section 16.8 stating that the relevant signatory is authorized to represent that particular Party. Annex 15 may with respect to the persons identified by Amyris be amended by Amyris by means of a notification by Amyris to TENA USA and the Escrow Agent. Annex 15 may with respect to the persons identified by TENA be amended by TENA by means of a notification by TENA to Amyris and the Escrow Agent.

9.2
Under no circumstance will the Escrow Agent be held liable for the manner in which the Escrow Agent performs the obligations contained in this Agreement or for any actions in connection therewith, except in respect of damage directly resulting from fraud, gross negligence (grove schuld), willful misconduct (opzet) or seriously culpable conduct (ernstige verwijtbaarheid) on the part of the Escrow Agent or any of its directors, officers or employees.

9.3	To the fullest extent possible under the laws of the Netherlands, the Escrow Agent hereby undertakes towards TENA USA and Amyris to only apply for its own bankruptcy or a

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suspension of payments if the Escrow Agent has given both TENA USA and Amyris one week upfront notice of its intention to do so, which notice shall specify the reason(s) for the bankruptcy or suspension of payments application, to allow either TENA USA or Amyris, each acting in its sole discretion and without any obligation to do so, to provide funding or any other form of support to the Escrow Agent to prevent the Escrow Agent from being declared bankrupt or a suspension of payments to be ordered, which funding or support shall not unreasonably be rejected by the Escrow Agent.

10	Power of attorney

10.1
The Escrow Agent hereby irrevocably appoints TENA USA to be its attorney (with full power of substitution), on its behalf and in its name or otherwise, upon the delivery of a Notice of Election (with respect to the Class A Common Share) or Notice of Purchase (with respect to the Escrow Shares) to the Escrow Agent, to do anything that the Escrow Agent is obliged to do under this Agreement with respect to the applicable Escrow Shares, including, for the avoidance of doubt, to appear in front of the Notary to execute notarial deeds of transfer to effect the transfer of the applicable Escrow Shares to TENA USA pursuant to Section 7 above.

10.2
In exercising its power of attorney TENA USA may act as counterparty to the Escrow Agent or act pursuant to a power of attorney granted by one of the other parties involved in the relevant acts (Selbsteintritt).

10.3	In exercising its power of attorney, TENA USA shall not have the benefit of contractual limitations of liability afforded to the Escrow Agent.

10.4	TENA USA is under no obligation to exercise its rights referred to in this Section 10.

11	Resignation and substitution of the Escrow Agent

11.1
The Escrow Agent may resign from its duties under this Agreement at any time by giving a written notice of resignation to each of Amyris and TENA USA, provided, however, that such resignation shall not become effective until after TENA USA has designated a new escrow agent, reasonably acceptable to Amyris, in writing who:

11.1.1	has agreed to act as Escrow Agent upon the resignation of the resigning Escrow Agent becoming effective;

11.1.2	has agreed to be bound by this Agreement; and

11.1.3	has been transferred and has accepted the Escrow Shares by way of administration.

11.2
TENA USA and Amyris may replace the Escrow Agent by jointly giving written notice thereof to the Escrow Agent. This replacement shall only become effective if the provisions of Sections 11.1.1 through 11.1.3 of this Agreement have been taken into account.

12	Costs of transfer

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Any transfer or administration costs relating to a release or transfer of Escrow Shares pursuant to this Agreement shall be borne by TENA USA. The Escrow Agent will make reasonable efforts to limit these costs as much as possible.

13	Duration and Termination

13.1
This Agreement (except for this Section 13 and Sections 1 (Definitions and interpretation) and 16 (General Provisions)), shall terminate and cease to have effect upon the moment the Escrow Agent has duly transferred the entirety of the Escrow Shares to another person, and issued payment, if any, to Amyris, in each case in accordance with the provisions of Section 7 above, provided, however, that this Agreement shall remain in effect for so long as the Preferred Shares remain in escrow, it being understood that the Class A Common Share will be released prior to the release of the Preferred Shares should such release occur pursuant to Sections 7.1 and 7.2 above.

13.2	If any transfer of Escrow Shares by the Escrow Agent to TENA USA pursuant to Section 7 above is cancelled, avoided or otherwise set aside:

13.2.1	such Escrow Shares shall remain to have been owned by the Escrow Agent;

13.2.2	the termination of this Agreement will be deemed not to have taken place and the Agreement shall come back into existence in full force and effect; and

13.2.3	claims of TENA USA pursuant to this Agreement deemed terminated or extinguished shall remain outstanding.

14	Representations and warranties
Each Party hereby represents and warrants to each other Party that it has the power to enter into and perform, and has taken all necessary action to authorize its entry into and performance of, this Agreement.

15	The Notary
The Notary is a civil law notary holding office with Linklaters LLP, TENA USA’s legal adviser. The Parties hereby acknowledge that they have been informed of the existence of the Ordinance Containing Rules of Professional Conduct and Ethics (Verordening beroeps- en gedragsregels) of the Royal Professional Organisation of Civil Law Notaries (Koninklijke Notariële Beroepsorganisatie) and explicitly agree and acknowledge (i) that Linklaters LLP may advise and act on behalf of TENA USA with respect to this Agreement, and any agreements or any disputes related to or resulting from this Agreement, and (ii) that the Notary performs the acts referred to in Sections 4.1, 7.6 and 7.7.

16	General provisions

16.1	Waiver

16.1.1
Unless explicitly stated otherwise in this Agreement, the Parties waive their rights, if any, to annul, (partly) rescind, (partly) dissolve (ontbinden) or cancel this Agreement, or to request annulment, (partial) rescission, (partial) dissolution (ontbinding) or cancellation of this Agreement on the basis of Section 6:228 or Section 6:265 of the Dutch Civil Code.

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16.1.2
No failure of any Party to exercise, and no delay by it in exercising, any right shall operate as a waiver of that right, nor shall any single or partial exercise of any right preclude any other or further exercise of that right or the exercise of any other right. The rights provided in this Agreement are cumulative and not exclusive of any other rights (whether provided by law or otherwise). Any express waiver of any breach of this Agreement shall not be deemed to be a waiver of any subsequent breach.

16.2	Assignment or transfer

16.2.1
This Agreement shall be binding on and inure to the benefit of the Parties and their successors and permitted assigns. Amyris may not assign or transfer all or any part of its rights or obligations under this Agreement without the prior written consent of TENA USA, other than in accordance with the Deed of Pledge. TENA USA may not assign or transfer all or any part of its rights or obligations under this Agreement without the prior written consent of Amyris, provided, that TENA USA may assign or transfer its rights and obligations under this Agreement to a Wholly Owned TENA Affiliate in connection with a transfer of the Class B Common Share to such Wholly Owned TENA Affiliate.

16.2.2
Following an assignment or transfer of the rights and obligations of TENA USA under this Agreement to a Wholly Owned TENA Affiliate in accordance with Section 16.2.1, any reference to TENA USA in this Agreement shall be deemed to refer to the relevant Wholly Owned TENA Affiliate to whom TENA USA transferred or assigned such rights and obligations and the Escrow Agent Articles of Association shall be amended accordingly. In addition, as soon as possible following the assignment or transfer of the rights and obligations of TENA USA under this Agreement to a Wholly Owned TENA Affiliate in accordance with Section 16.2.1, TENA USA shall provide a written declaration to the Notary that the conditions precedent contained in the Notarial Deeds of Conditional Transfer can no longer by fulfilled and the Wholly Owned TENA Affiliate, the Escrow Agent and JVCO shall enter into new conditional deeds of transfer in respect of the Escrow Shares substantially in the form of the Notarial Deeds of Conditional Transfer. TENA USA hereby unconditionally and irrevocably guarantees to the Escrow Agent and Amyris the due and punctual performance by the relevant Wholly Owned TENA Affiliate of all obligations of the Wholly Owned TENA Affiliate under this Agreement and agrees that if and whenever the Wholly Owned TENA Affiliate defaults for any reason whatsoever in the performance of any of its obligations pursuant to this Agreement that TENA USA shall forthwith upon demand unconditionally perform (or procure the performance of) such obligations in the manner described in this Agreement.

16.3	Further assurance
Each Party to this Agreement shall (i) cooperate with the others and execute and deliver to each of the others instruments and documents and take (and, where applicable, shall procure that any of their associated companies shall take) such other actions as may be reasonably requested from time to time in order to carry out the intended purpose of this Agreement; and (ii) shall use all reasonable endeavors to procure that any necessary third party shall execute such documents and do such acts and things as may reasonably be required in order to carry out the intended purpose of this Agreement.

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16.4	Invalidity and severance

16.4.1
If any provision in this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, the provision shall apply with whatever deletion or modification is necessary so that the provision is legal, valid and enforceable and gives effect to the commercial intention of the Parties.

16.4.2
To the extent it is not possible to delete or modify the provision, in whole or in part, under Section 16.4.1, then such provision or part of it shall, to the extent that it is illegal, invalid or unenforceable, be deemed not to form part of this Agreement and the legality, validity and enforceability of the remainder of this Agreement shall, subject to any deletion or modification made under Section 16.4.1, not be affected.

16.5	Counterparts
This Agreement may be entered into in any number of counterparts, each of which when executed and delivered shall be an original but all of which taken together shall constitute one and the same instrument.

16.6	Costs
Unless this Agreement provides otherwise, all costs that a Party has incurred or must incur in preparing, concluding or performing this Agreement are for its own account. The fees and costs of the Notary will be paid by TENA USA.

16.7	Public Announcements
Sections 6.03 and 12.06 of the SHA shall apply mutatis mutandis to the Parties and shall be deemed to be incorporated into this Agreement.

16.8	Notices
Unless explicitly stated otherwise in this Agreement including the Annexes thereto, all notices, consents, waivers and other communications under this Agreement and the Escrow Agent Articles of Association, must be in writing in English and delivered by hand or sent by registered mail, express courier, fax, or e-mail to the appropriate addresses and numbers set out below (or to such addresses and numbers as a Party may notify to the other Parties from time to time, provided that a Notice to a Party can always be sent by e-mail). A notice shall be effective upon transmission and shall be deemed to have been received at the time of delivery (if delivered by hand, registered mail or express courier) or at the time of successful transmission (if delivered by fax or e-mail).

16.8.1	If to TENA USA:
Total Energies Nouvelles Activités USA
24 Cours Michelet
92800 Puteaux
France
Attn:         [*], President
Fax. No.:     +[*]
e-mail:        [*]
with copies (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati
Professional Corporation
650 Page Mill Road

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Palo Alto, CA 94304
United States of America
Attn:         [*]
[*]
Fax No.:     +1 [*]
e-mail:     [*]
[*]
and
Jones Day
555 California Street, 26th Floor
San Francisco, CA 94104-1500
United States of America
Attn:         [*]
Fax No.:     +1 [*]
e-mail:      [*]
and
Linklaters LLP
World Trade Centre Amsterdam
Zuidplein 180
1077 XV Amsterdam
The Netherlands
Att:        [*]
Fax No.:     +[*]
e-mail:     [*]

16.8.2	If to Amyris:
Amyris, Inc.
5885 Hollis Street, Suite 100
Emeryville, CA 94608
United States of America
Attn:         General Counsel
Fax No.:     +1 [*]
e-mail:     [*]
with copies (which shall not constitute notice) to:
Shearman & Sterling LLP
Four Embarcadero Center, Suite 3800
San Francisco, CA 94111 – 5994
United States of America
Attn:         [*]
Fax No.:     +1 [*]
e-mail:     [*]

16.8.3	If to the Escrow Agent:
Stichting Total Amyris BioSolutions
Claude Debussylaan 24
1082 MD Amsterdam
The Netherlands
Attn:         {8}
Fax No.:     +[*]
e-mail:     [*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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16.8.4	if to JVCO (with a copy (which shall not constitute notice) to each of TENA USA and Amyris) to:
Total Amyris BioSolutions B.V.
Claude Debussylaan 24
1082 MD Amsterdam
The Netherlands
Attn:         [*]
Fax No.:     +[*]
e-mail:     [*]

16.9	Bank accounts

16.9.1	The following bank account shall be held in the name of the Escrow Agent for the receipt and distribution of the payments described in Sections 5 and 7 above:

[*]

16.9.2	Any amounts to be paid by the Escrow Agent to Amyris or TENA USA pursuant to this Agreement shall be made to a bank account notified by Amyris or TENA USA, as applicable, to the Escrow Agent.

16.10	Third party rights
Except as expressly stated in this Agreement, the terms of this Agreement may be enforced only by a Party or a Party's permitted assigns or successors. In the event any third party stipulation (derdenbeding) contained in this Agreement is accepted by any third party, such third party will not become a party to this Agreement.

16.11	Integration
This Agreement and the Articles of Association constitutes the entire agreement of the Parties, and together with the Related Agreements (as defined in the Articles of Association) constitutes the entire agreement of TENA USA and Amyris, in each case, with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof. No warranty, representation, inducement, promise, understanding or condition not set forth or referred to in this Agreement or any of the Related Agreements has been made or relied upon by any Party with respect to the subject matter of this Agreement.

16.12	Amendment
This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the Parties hereto.

16.13	Governing law and jurisdiction

16.13.1	This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Netherlands.

16.13.2
Any dispute arising out of or in connection with this Agreement and any non-contractual obligations arising out of this Agreement, including disputes concerning the existence and validity thereof, shall be subject to the exclusive jurisdiction in the first instance of the competent court in Amsterdam, the Netherlands, without prejudice to any right of appeal. Each of Amyris, TENA USA and the Escrow Agent

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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irrevocably submits to the jurisdiction of such courts and waives any objection to proceedings in any such court on the ground of venue or on the ground that proceedings have been brought in an inconvenient forum.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

(Signature pages follow)

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Signature Page

Total Energies Nouvelles Activités USA:

/s/
By: OTERO DEL VAL
Its: Managing Director

[Signature page Total Energies Nouvelles Activites USA - Escrow Agreement]

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Signature Page
Amyris, Inc.:

/s/
By: John Melo
Its: C.E.O.

[Signature page Amyris, Inc. - Escrow Agreement]

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Signature Page

Stichting Total Amyris BioSolutions:
By: SGG Escrow Services B.V.
Its: sole board member

/s/	/s/
By: H.M. van Dijk	By: D.C. Tessers
Its: jointly authorised managing director	Its: jointly authorised proxy holder

[Signature page Stichting Total Amyris BioSoultions - Escrow Agreement]

21

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Annex 1 - Deed of Pledge

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Annex 2 - Deed of Transfer and Pledge

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Annex 3 – Notice of Election

Attention: Stichting Total Amyris BioSolutions
Date:

Notice of Election

Reference is made to that certain Escrow Agreement dated December 2, 2013 (the “Escrow Agreement”), among Total Energies Nouvelles Activités USA (“TENA USA”), Amyris, Inc. (“Amyris”), and Stichting Total Amyris BioSolutions (the “Escrow Agent”).
This letter serves as TENA USA’s Notice of Election. Undefined capitalized terms shall have the meanings provided to those terms in the Escrow Agreement.
TENA USA hereby notifies the Escrow Agent that TENA USA has paid the full amount for the Class A Common Share by effecting a euro-for-euro offset against the full outstanding amount of the Class A Note. No further payment or consideration is due or owing with respect to the Class A Common Share.
Immediately upon its receipt of this Notice of Election, the Escrow Agent shall cause the transfer of the Class A Common Share to TENA USA in a manner such that all right, title and interest therein shall be held by TENA USA, and the Escrow Agent shall cease taking direction from Amyris regarding the voting of the Class A Common Share, or otherwise, and all attributes with respect to such share shall immediately be held by TENA USA.

Total Energies Nouvelles Activités USA

BY:         _________________________
NAME:     _________________________
ITS:         Duly Authorized Representative

cc:    Amyris, Inc., via e-mail (generalcounsel@amyris.com)
Total Amyris BioSolutions B.V. via email (registers@sgggroup.com)

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Annex 4 – Notice of Payment of Preferred Shares Option Price

Attention: Stichting Total Amyris BioSolutions
Date:

Notice of Payment of Preferred Shares Option Price

Reference is made to that certain Escrow Agreement dated December 2, 2013 (the “Escrow Agreement”), among Total Energies Nouvelles Activités USA (“TENA USA”), Amyris, Inc. (“Amyris”), and Stichting Total Amyris BioSolutions (the “Escrow Agent”).

This letter serves as TENA USA’s Notice of Payment of Preferred Shares Option Price. Undefined capitalized terms shall have the meanings provided to those terms in the Escrow Agreement.

Alternative 1: This language is to be included if the Preferred Shares Option Price is less than or equal to the outstanding amounts owing on the Notes.
TENA USA hereby notifies the Escrow Agent that the Preferred Shares Option Price is US$ ________1 and that TENA USA has paid the full amount of the Preferred Shares Option Price by effecting a dollar-for-dollar offset against the full outstanding amount of the Notes. No further payment or consideration is due or owing with respect to the Preferred Shares Option Price.

Immediately upon its receipt of this Notice of Payment of Preferred Shares Option Price, the Escrow Agent shall cause the transfer of the Preferred Shares to TENA USA in a manner such thatall right, title and interest therein shall be held by TENA USA, including without limitation all attributes with respect to such shares, and the Escrow Agent shall thereafter close the escrow and terminate the Escrow Agreement pursuant to the terms of the Escrow Agreement.

- or –

Alternative 2: This language is to be included if the Preferred Shares Option Price exceeds the outstanding amounts owing on the Notes.
TENA USA hereby notifies the Escrow Agent that the Preferred Shares Option Price is US$ _________2 and that such price exceeded the full amounts outstanding under the Notes by US$________3. On even date hereof TENA USA has wired such excess amount to the account identified in Section 16.9 of the Escrow Agreement, and has offset the balance owed on the Preferred Shares Option Price by effecting a dollar-for-dollar offset against the full outstanding amounts owing under the Notes. No further payment or consideration is due or owing with respect to the Preferred Shares Option Price.

Immediately upon Escrow Agent’s confirmation of its receipt of such wire, Escrow Agent shall cause the transfer of the Preferred Shares to TENA USA in a manner such that all right, title and interest therein shall be held by TENA USA, including without limitation all attributes with respect to such shares, and the Escrow Agent shall thereafter wire to Amyris the amount received, close the escrow and terminate the Escrow Agreement pursuant to the terms of the Escrow Agreement.

-----------------------------

1Note to Escrow Agent: TENA to insert without inquiry into the validity of such amount by Escrow Agent.
2Note to Escrow Agent: TENA to insert without inquiry into the validity of such amount by Escrow Agent.
3Note to Escrow Agent: TENA to insert without inquiry into the validity of such amount by Escrow Agent.

Total Energies Nouvelles Activités USA

BY:         _________________________
NAME:         _________________________
ITS:         Duly Authorized Representative

cc:    Amyris, Inc., via e-mail ([*])
Total Amyris BioSolutions B.V. via email ([*])

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex 5 – Rescission Notice

Attention: Stichting Total Amyris BioSolutions
Date:

Rescission Notice

Reference is made to that certain Escrow Agreement dated December 2, 2013 (the “Escrow Agreement”), among Total Energies Nouvelles Activités USA (“TENA USA”), Amyris, Inc. (“Amyris”), and Stichting Total Amyris BioSolutions (the “Escrow Agent”).
This letter serves as TENA USA’s Rescission Notice. Undefined capitalized terms shall have the meanings provided to those terms in the Escrow Agreement.
Immediately upon its receipt of this Rescission Notice, the Escrow Agent shall cause the transfer of the Preferred Shares to Amyris, and Escrow Agent shall cease taking direction from TENA USA regarding such shares, and all attributes with respect to such Preferred Shares shall immediately be held by Amyris, and the Escrow Agent shall close the escrow and terminate the Escrow Agreement pursuant to the terms of the Escrow Agreement.

Total Energies Nouvelles Activités USA

BY:         _________________________
NAME:     _________________________
ITS:         Duly Authorized Representative

cc:     Amyris, Inc. via e-mail ([*])
Total Amyris BioSolutions B.V. via email ([*])

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex 6 – Notice of Completion of Foreclosure Sale

Attention: Stichting Total Amyris BioSolutions
Date:

Notice of Completion of Foreclosure Sale

Reference is made to that certain Escrow Agreement dated December 2, 2013 (the “Escrow Agreement”), among Total Energies Nouvelles Activités USA (“TENA USA”), Amyris, Inc. (“Amyris”), and Stichting Total Amyris BioSolutions (the “Escrow Agent”).

This letter serves as TENA USA’s Notice of Completion of Foreclosure Sale. Undefined capitalized terms shall have the meanings provided to those terms in the Escrow Agreement.

Alternative 1: This language is to be included if the Preferred Shares Option Price is less than or equal to the outstanding amounts owing on the Notes and the Class A Note.
TENA USA hereby notifies the Escrow Agent that TENA USA has exercised its remedies as a secured creditor under the Deed of Pledge by foreclosing on the Class A Common Share and the Preferred Shares4, and was the purchaser of such shares at the foreclosure sale by paying the entirety of the foreclosure sale price for the Class A Common Share and the Preferred Shares by effecting a dollar-for-dollar or euro-for-euro, as appropriate, offset against the full outstanding amounts owing under the Notes and the Class A Note. No further payment or consideration is due or owing with respect to the Class A Common Share or the Preferred Shares.

Immediately upon its receipt of this Notice of Completion of Foreclosure of Sale, the Escrow Agent shall cause the transfer of the Class A Common Share and the Preferred Shares to TENA USA in a manner such that all right, title and interest therein shall be held by TENA USA, including without limitation all attributes with respect to such shares, and the Escrow Agent shall cease taking direction from Amyris regarding the voting of the Class A Common Share, or otherwise, and the Escrow Agent shall thereafter close the escrow and terminate the Escrow Agreement pursuant to the terms of the Escrow Agreement.
- or –
Alternative 2: This language is to be included if the Preferred Shares Option Price exceeds the outstanding amounts owing on the Notes and the Class A Note.
TENA USA hereby notifies the Escrow Agent that TENA USA has exercised its remedies as a secured creditor under the Deed of Pledge by foreclosing on the Class A Common Share and the Preferred Shares, and was the purchaser of such shares at the foreclosure sale by paying the entirety of the foreclosure sale price for the Class A Common Share and the Preferred Shares by effecting a dollar-for-dollar or euro-for-euro, as appropriate, offset against the full outstanding amounts owing under the Notes and the Class A Note, and by paying the balance of the purchase price in the amount of US$ _______ by wiring such amount to the account identified in Section
------------------------------------
4Note to Escrow Agent: The language throughout this Notice may be modified by TENA to refer to only the Preferred
Shares to the extent TENA takes delivery of ownership in and to the Class A Common Share outside of the foreclosure such that the foreclosure sale is limited to the Preferred Shares only.
5Note to Escrow Agent: TENA to insert without inquiry into the validity of such amount by Escrow Agent.

16.9 of the Escrow Agreement. No further payment or consideration is due or owing with respect to the Class A Common Share or the Preferred Shares.

Immediately upon Escrow Agent’s confirmation of its receipt of such wire, the Escrow Agent shall cause the transfer of the Class A Common Share and the Preferred Shares to TENA USA in a manner such that all right, title and interest therein shall be held by TENA USA, including without limitation all attributes with respect to such shares, and the Escrow Agent shall cease taking direction from Amyris regarding the voting of the Class A Common Share, or otherwise, and the Escrow Agent shall thereafter wire to Amyris the amount received, close the escrow and terminate the Escrow Agreement pursuant to the terms of the Escrow Agreement.

- or –

Alternative 3: This language is to be included if a party other than TENA USA or a Wholly Owned TENA Affiliate is the purchaser at the foreclosure sale, and the purchase price is equal to or less than the Preferred Shares Option Price.

TENA USA hereby notifies the Escrow Agent that TENA USA has exercised its remedies as a secured creditor under the Deed of Pledge by foreclosing on the Class A Common Share and the Preferred Shares. [THIRD PARTY PURCHASER]6 was the purchaser of such shares at the foreclosure sale at an amount that was less than the Preferred Shares Option Price. TENA USA hereby confirms that it has received full payment from [THIRD PARTY PURCHASER] on account of its collateral.

Immediately upon the Escrow Agent’s receipt of this Notice of Completion of Foreclosure Sale, the Escrow Agent shall cause the transfer of the Class A Common Share and the Preferred Shares to [THIRD PARTY PURCHASER], pursuant to instructions received by [THIRD PARTYPURCHASER] such that all right, title and interest therein shall be held by [THIRD PARTY PURCHASER], including without limitation all attributes with respect to such shares, and the Escrow Agent shall cease taking direction from Amyris regarding the voting of the Class A Common Share, or otherwise, and the Escrow Agent shall thereafter close the escrow and terminate the Escrow Agreement pursuant to the terms of the Escrow Agreement.
- or –

Alternative 4: This language is to be included if a party other than TENA USA or a Wholly Owned TENA Affiliate is the purchaser at the foreclosure sale, and the purchase price exceeds the amounts owing on the Notes and the Class A Note.

TENA USA hereby notifies the Escrow Agent that TENA USA has exercised its remedies as a secured creditor under the Deed of Pledge by foreclosing on the Class A Common Share and thePreferred Shares. [THIRD PARTY PURCHASER]7 was the purchaser of such shares at the foreclosure sale at an amount that exceeded the full outstanding amounts owing under the Notes and the Class A Note by US$___________ and/or EUR___________ respectively8. TENA USA hereby confirms that it has received full payment from [THIRD PARTY PURCHASER] on account of its collateral.

6Note to Escrow Agent: TENA to provide Escrow Agent with name of third party purchaser.

7Note to Escrow Agent: TENA to provide Escrow Agent with name of third party purchaser.

8Note to Escrow Agent: TENA to insert without inquiry into the validity of such amount by Escrow Agent.

[THIRD PARTY PURCHASER] has been instructed to wire US$___________ to the account identified in Section 16.9 of the Escrow Agreement. Immediately upon the Escrow Agent’s confirmation of its receipt of such wire, Escrow Agent shall cause the transfer of the Class A Common Share and the Preferred Shares to [THIRD PARTY PURCHASER] pursuant to instructions received by [THIRD PARTY PURCHASER] such that all right, title and interest therein shall be held by [THIRD PARTY PURCHASER], including without limitation all attributes with respect to such shares, and the Escrow Agent shall cease taking direction from Amyris regarding the voting of the Class A Common Share, or otherwise, and the Escrow Agent shall thereafter wire to Amyris the amount received, close the escrow and terminate the Escrow Agreement pursuant to the terms of the Escrow Agreement.

Total Energies Nouvelles Activités USA

BY:         _________________________
NAME:     _________________________
ITS:         Duly Authorized Representative

cc:    Amyris, Inc., via e-mail ([*])
Total Amyris BioSolutions B.V. via email ([*])

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex 7 – Notice of Right of First Offer

Attention: Stichting Total Amyris BioSolutions

Notice of Right of First Offer
Date:

Reference is made to that certain Escrow Agreement dated December 2, 2013 (the “Escrow Agreement”), among Total Energies Nouvelles Activités USA (“TENA USA”), Amyris, Inc. (“Amyris”), and Stichting Total Amyris BioSolutions (the “Escrow Agent”).
This letter serves as TENA USA’s Notice of Right of First Offer. Undefined capitalized terms shall have the meanings provided to those terms in the Escrow Agreement.
Alternative 1: This language is to be included if the Right of First Offer Price is less than or equal to the outstanding amounts owing on the Notes and the Class A Note.
TENA USA hereby notifies the Escrow Agent that TENA USA has exercised its right of first offer by paying the entirety of the purchase price for the Class A Common Share and the Preferred Shares9. No further payment or consideration is due or owing with respect to the Class A Common Share or the Preferred Shares.
Immediately upon its receipt of this Notice of Right of First Offer, the Escrow Agent shall cause the transfer of the Class A Common Share and the Preferred Shares to TENA USA in a manner such that all right, title and interest therein shall be held by TENA USA in accordance with the Escrow Agreement, including without limitation all attributes with respect to such shares, and the Escrow Agent shall cease taking direction from Amyris regarding the voting of the Class A Common Share, or otherwise, and Escrow Agent shall thereafter wire to Amyris the amount received, close the escrow and terminate the Escrow Agreement pursuant to the terms of the Escrow Agreement.
- or –
Alternative 2: This language is to be included if the Right of First Offer price under exceeds the outstanding amounts owing on the Notes and the Class A Note.
TENA USA hereby notifies the Escrow Agent that TENA USA has exercised its right of first offer by effecting a dollar-for-dollar or euro-for-euro, as appropriate, offset against the full outstanding amounts owing under the Notes and the Class A Note, and by paying the balance of the purchase price in the amount of US$________10 by wiring such amount to the account identified in Section 16.9 of the Escrow Agreement. No further payment or consideration is due or owing with respect to the Class A Common Share or the Preferred Shares.
Immediately upon Escrow Agent’s confirmation of its receipt of such wire, the Escrow Agent shall cause the transfer of the Class A Common Share and the Preferred Shares to TENA USA in a

9Note to Escrow Agent: The language throughout this Notice may be modified by TENA to refer to only the Preferred
Shares to the extent TENA takes delivery of ownership in and to the Class A Common Share outside of the foreclosure such that the foreclosure sale is limited to the Preferred Shares only.
10Note to Escrow Agent: TENA to insert without inquiry into the validity of such amount by Escrow Agent.

manner such that all right, title and interest therein shall be held by TENA USA, including without limitation all attributes with respect to such shares, and the Escrow Agent shall cease taking direction from Amyris regarding the voting of the Class A Common Share, or otherwise, and the Escrow Agent shall thereafter close the escrow and terminate the Escrow Agreement pursuant to the terms of the Escrow Agreement.
Alternative 3: This language is to be included if a party other than TENA USA or a Wholly Owned TENA Affiliate is the purchaser.
TENA USA hereby notifies the Escrow Agent that [THIRD PARTY PURCHASER]11 was the purchaser of the Class A Common Share and the Preferred Shares. [THIRD PARTY PURCHASER] has been instructed to wire US$___________ to the account identified in Section 16.9 of the Escrow Agreement. Immediately upon the Escrow Agent’s confirmation of its receipt of such wire, Escrow Agent shall cause the transfer of the Class A Common Share and the Preferred Shares to [THIRD PARTY PURCHASER] pursuant to instructions received by [THIRD PARTY PURCHASER] such that all right, title and interest therein shall be held by [THIRD PARTY PURCHASER], including without limitation all attributes with respect to such shares, and the Escrow Agent shall cease taking direction from Amyris regarding the voting of the Class A Common Share, or otherwise, and the Escrow Agent shall thereafter wire to Amyris the amount received, close the escrow and terminate the Escrow Agreement pursuant to the terms of the Escrow Agreement.

Total Energies Nouvelles Activités USA

BY:         _________________________
NAME:     _________________________
ITS:         Duly Authorized Representative

cc:    Amyris, Inc., via e-mail ([*])
Total Amyris BioSolutions B.V. via email ([*])

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11Note to Escrow Agent: TENA to provide Escrow Agent with name of third party purchaser.

Annex 8 – Power of Attorney JVCO

EXECUTION COPY
Annex 8 – Power of Attorney

Total Amyris BioSolutions B.V., a private company with limited liability incorporated under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid), having its official seat (statutaire zetel) in Amsterdam, the Netherlands, and its office at Claude Debussylaan 24, 1082 MD Amsterdam, the Netherlands, registered with the Dutch Trade Register of the Chambers of Commerce under number 59337494 (the “Grantor”), whereas:

it is contemplated that on or about the date hereof (or such later date as may actually be the case), Amyris, Inc, TENA USA (as defined hereinafter) and Stichting Total Amyris BioSolutions (the “Escrow Agent”) will enter into an escrow agreement (the “Escrow Agreement”) in relation to shares in the capital of the Grantor;

hereby grants full power of attorney to:

Total Energies Nouvelles Activités USA, a company incorporated under the laws of France (Société par actions simplifiée à associé unique), having its official seat (siège social) at 24 Cours Michelet, 92800 Puteaux, France, registered with the French Commercial Register (Registre du Commerce et des Sociétés, Greffe du Tribunal de Commerce de Nanterre) under number 505 028 118 (“TENA USA”), to, on behalf of the Grantor:

(i)
sign and execute any notarial deeds of transfer of shares (the Deeds”) to effect the transfer of the Share A (as defined in the Grantor’s articles of association) and/or the Preferred Shares (as defined in the Grantor’s articles of association) from the Escrow Agent to TENA USA in accordance with Section 7 of the Escrow Agreement, substantially in the form of such deed attached to the Escrow Agreement as Annex 9;

(ii)	acknowledge the transfer of the Share A and/or the Preferred Shares to TENA USA effected by any of the Deeds; and

(iii)	do all such things TENA USA may deem necessary in respect thereof;

and hereby declares:

(a)
that this power of attorney, as far as it concerns the transfer of the Share A to TENA USA, becomes effective upon the occurrence of a Fundamental Amyris Change (as defined in the Grantor’s articles of association);

(b)
that this power of attorney, as far as it concerns the transfer of the Preferred Shares to TENA USA, becomes effective upon the delivery by TENA USA of a Notice of Purchase (as defined in the Escrow Agreement) to the Escrow Agent;

(c)	that this power of attorney has also been granted for the benefit of other persons who are a party to any of the Deeds;

(d)	that this power of attorney shall be governed by the laws of the European part of the Netherlands and can only be revoked in writing; and

__________________________
A17129856

(e)	that this appointment also applies to situations where TENA USA also acts as the Grantor’s counterparty or as representative of the Grantor’s counterparty (Selbsteintritt).
Signed on ________________________ 2013.

(Signature page follows)

__________________________
A17129856

Signature Page

Total Amyris BioSolutions B.V.:

/s/

By: John Melo
Its: jointly authorised managing director A

By:
Its: jointly authorised managing director B

[Signature page Total Amyris BioSoultions B.V. - Annex 8 to Escrow Agreement - PoA to TENA]

Signature Page

Total Amyris BioSolutions B.V.:

By:
Its: jointly authorised managing director A

/s/

By:OTERO DEL VAL
Its: jointly authorised managing director B

[Signature page Total Amyris BioSoultions B.V. - Annex 8 to Escrow Agreement - PoA to TENA]

Annex 9 – Format Deed of Transfer

Annex 10 –SHA

Annex 11 – JVCO Articles of Association

Annex 12 – Escrow Agent Articles of Association

Annex 13 – Format power of attorney Escrow Agent to Amyris for exercising Voting Rights

Annex 13 - Format of Power of Attorney

Annex 14 – Notarial Deeds of Conditional Transfer

Annex 15 – Signatures specimen

Duly Authorized Representatives on behalf of Amyris:

Name
John Melo
Zanna McFerson
Karen Weaver
Nick Khadder
Keri Zook

Duly Authorized Representatives on behalf of TENA USA:

Name
Bernard Clément
Jean-Marc Otero Del Val
Vincent Schachter
Philippe Marchand
Stephen Douglas

(Signatures pages follow)

Annex 15 – Signatures specimen (continued)

Name	Signature
John Melo	/s/

Annex 15 – Signatures specimen (continued)

Name	Signature
Zanna McFerson	/s/

Annex 15 – Signatures specimen (continued)

Name	Signature
Karen Weaver	/s/

Annex 15 – Signatures specimen (continued)

Name	Signature
Nick Khadder	/s/

Annex 15 – Signatures specimen (continued)

Name	Signature
Keri Zook	/s/

Annex 15 – Signatures specimen (continued)

Name	Signature
Bernard Clément	/s/

Annex 15 – Signatures specimen (continued)

Name	Signature
Jean-Marc Otero Del Val	/s/

Annex 15 – Signatures specimen (continued)

Name	Signature
Vincent Schachter	/s/

Annex 15 – Signatures specimen (continued)

Name	Signature
Philippe Marchand	/s/

Annex 15 – Signatures specimen (continued)

Name	Signature
Stephen Douglas	/s/